                                                                    EXHIBIT 10.2

                             TERMINATION AGREEMENT

This TERMINATION AGREEMENT is entered into as of November 7, 1994 ("Effective Date") by and between VLSI Technology, Inc., a Delaware Corporation ("VLSI"), and Intel Corporation, a Delaware Corporation ("INTEL")

Whereas, THE TECHNOLOGY AND MANUFACTURING AGREEMENT BETWEEN INTEL CORPORATION AND VLSI TECHNOLOGY, INC., including ADDENDUM NO. 1 TO PIA AGREEMENT, both dated July 8, 1992, and ADDENDUM NO. 2 TO PIA AGREEMENT, effective date August 1, 1993, is an agreement between the PARTIES to cooperate in the development and marketing of the INTEL 386(TM) microprocessor architecture into a new and undeveloped market segment, the PIA market segment (hereinafter the "PIA AGREEMENT"); and

Whereas, the PARTIES now agree that the intent of the PIA AGREEMENT is no longer consistent with the business and technical needs of the PARTIES;

Whereas, the PARTIES desire to amicably end the PIA AGREEMENT, and make an equitable and final disposition of the business and technical issues that remain as a result of the PIA AGREEMENT;

Now therefore, the PARTIES hereto agree as follows:

1.0  DEFINITIONS

1.1. All terms defined in Section 1.0 of the PIA AGREEMENT have the same definition when used herein.

1.2. "POLAR(TM) CHIP SET" shall mean the integrated circuits designed by VLSI where functionality is divided between (1) a device in which the INTEL CORE is contained within a single chip combined with VLSI CELLS ("POLAR(TM) IPC"), (2) a companion device containing only VLSI CELLS ("POLAR(TM) MPC"), and (3) optionally, a PCMCIA controller integrated circuit containing only VLSI CELLS ("ELC").

1.3 "COOPERATIVE ENGINEERING AGREEMENT" shall mean the COOPERATIVE ENGINEERING PROGRAM AGREEMENT BETWEEN INTEL CORPORATION AND VLSI TECHNOLOGY, INC., with an effective date of August 1, 1993.

1.4. "DRACO(TM)" shall mean the VLSI chip set product as defined and developed in the COOPERATIVE ENGINEERING AGREEMENT.

2.0.  AGREEMENTS

2.1. The PIA AGREEMENT between VLSI and INTEL, including ADDENDUM NO. 1 TO PIA AGREEMENT, both dated July 8, 1992, and ADDENDUM NO. 2 TO PIA AGREEMENT, effective date August 1, 1993, and any other related agreements are terminated by mutual agreement of the parties. Effective the date of execution of this TERMINATION AGREEMENT, the licenses granted by one PARTY to the other PARTY in the PIA AGREEMENT shall be terminated. No Sections of the PIA AGREEMENT will survive or remain in effect. This TERMINATION AGREEMENT will define all on-going terms and conditions related to the activities conducted under the PIA AGREEMENT.

2.2. No VLSI FSBs were licensed to INTEL under the PIA AGREEMENT. The PARTIES hereby agree that no VLSI FSBs were created, enhanced, improved or modified based on INTEL CONFIDENTIAL INFORMATION during the PIA AGREEMENT. Certain blocks have been separately licensed from INTEL under the following agreements:

     2.2.1. AGREEMENT FOR TRANSFER OF TECHNICAL INFORMATION FROM INTEL CORPORATION TO VLSI TECHNOLOGY, INC. effective date June 15, 1993. (the "POWER MANAGEMENT AGREEMENT")

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     2.2.2.  AGREEMENT FOR EXCHANGE OF TECHNOLOGY BETWEEN INTEL CORPORATION AND
             VLSI TECHNOLOGY, INC., effective date June 15, 1993, (the "16550/82365SL EXCHANGE AGREEMENT")

     2.2.3. AGREEMENT FOR TRANSFER OF 8051FX TECHNICAL INFORMATION FROM INTEL CORPORATION TO VLSI TECHNOLOGY, INC., effective date February 16, 1993 ( the "8051FX AGREEMENT").

2.3. VLSI retains no rights to use INTEL CONFIDENTIAL INFORMATION in the Cache RAM, PLL and/or Input/Output cells provided to VLSI by INTEL under the PIA AGREEMENT.

2.4. INTEL will bear, and will forgive VLSI and waive any expenses that INTEL has incurred and for which VLSI has not reimbursed INTEL, or any expenses that INTEL incurs in conjunction with INTEL'S contribution to the completion of POLAR(TM) CHIP SET , or any other outstanding obligations of VLSI from the PIA AGREEMENT.

2.5. The PARTIES agree to execute Amendment Number 1 to the POWER MANAGEMENT AGREEMENT, concurrently with this TERMINATION AGREEMENT, which will include a license for VLSI to modify the INTEL Power Management block.

2.6. The PARTIES agree to execute Amendment Number 1 to the COOPERATIVE ENGINEERING AGREEMENT concurrently with this TERMINATION AGREEMENT, which will include forgiveness of the monies owed by VLSI to INTEL for development activities under that agreement, and provisions for the payment of royalties by VLSI to INTEL on VLSI'S sale of DRACO(TM) to third parties.

2.7. There will be no royalties or INTEL CORE access fees payable by VLSI to INTEL under the PIA AGREEMENT, or repayment of core access fees or royalties under the COOPERATIVE ENGINEERING AGREEMENT.

3.0.  INTELLECTUAL PROPERTY OWNERSHIP

3.1   No JOINT INVENTIONS were made by the PARTIES under the PIA AGREEMENT.

3.2. All intellectual property rights which each PARTY owns as of the EFFECTIVE DATE of this TERMINATION AGREEMENT or which are developed or acquired by each PARTY hereafter outside the scope of the PIA AGREEMENT and this TERMINATION AGREEMENT, shall remain the sole and exclusive property of such PARTY and no licenses are granted or implied, other than those expressly granted herein.

3.3. To the extent that VLSI has entered into or may enter into technology (including patent and other intellectual property) licenses with third parties wherein such licenses require or provide for VLSI to license such third parties to make, use or sell technology newly received by VLSI, it is agreed and understood that:

     3.3.1 INTEL does not allow VLSI to license or otherwise transfer to a third party any INTEL intellectual property provided by INTEL to VLSI under the PIA AGREEMENT or this TERMINATION AGREEMENT; and

     3.3.2 VLSI will not license or otherwise transfer to a third party any INTEL intellectual property provided by INTEL to VLSI under the PIA AGREEMENT or this TERMINATION AGREEMENT.

3.4. INTEL owns all copyright and maskwork rights to the INTEL CORE in any form. VLSI owns all copyright and maskwork rights to the VLSI CELLS. All maskwork rights under the Semiconductor Chip Protection Act of 1984 (and under relevant laws in countries outside the U.S.A.), and all copyrights with respect to any POLAR(TM)CHIP SETS are the joint property of the PARTIES regardless of which PARTY designed the POLAR(TM) CHIP SETS, subject to (1) acknowledgment by VLSI to preexisting maskwork rights and copyrights in the INTEL CORE by INTEL, (2) acknowledgment by INTEL to preexisting maskwork rights and copyrights in the VLSI CELLS by VLSI,


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      (3) acknowledgment by the PARTIES to any pre-existing rights in any customer provided information by such customer, and (4) the PARTIES agree to execute such documents as are necessary to perfect such ownership rights. Notwithstanding such joint ownership, each PARTY shall use such maskwork rights and copyrights subject to the terms and conditions in this AGREEMENT.

3.5. With respect to POLAR(TM) IPCS, INTEL shall retain any and all rights to perfect maskwork rights and copyrights in any country. With respect to POLAR(TM) MPC & ELC, VLSI shall retain any and all rights to perfect maskwork and copyrights in any country.

4.0.  CONFIDENTIAL INFORMATION

4.1 All disclosure of CONFIDENTIAL INFORMATION by one PARTY to the other PARTY pursuant to the PIA AGREEMENT was made by or under the supervision of a TECHNICAL COORDINATOR of the disclosing PARTY to a TECHNICAL COORDINATOR of the receiving PARTY.

4.2 For a period of ten (10) years from the date of disclosure under the PIA AGREEMENT, the PARTIES continue to agree to use the same degree of care and discretion to avoid disclosure, publication or dissemination outside of itself as it would employ with its own similar information which it does not desire to have published, disclosed or disseminated. As a minimum protection, the receiving PARTY shall not disclose the CONFIDENTIAL INFORMATION of the other to any third party, individual, corporation or other entity (except to mask vendors and subcontractors under restrictions equivalent to those in this Section 4.0), without the prior written consent of the disclosing PARTY. This obligation of nondisclosure shall not apply to any information which is:

     4.2.1. published or otherwise made available to the public other than by breach of this TERMINATION AGREEMENT by the PARTY receiving the information; or

     4.2.2. rightfully received by the receiving PARTY from a third party without restriction on disclosure; or

     4.2.3. known to the PARTY receiving the CONFIDENTIAL INFORMATION prior to the first receipt of same from the disclosing PARTY; or

     4.2.4. hereinafter disclosed by the disclosing PARTY to a third party without restriction on disclosure; or

     4.2.5.  independently developed by the receiving PARTY.

4.3 VLSI shall not use the INTEL CONFIDENTIAL INFORMATION for any purpose other than as specifically authorized by INTEL under this TERMINATION AGREEMENT, or as otherwise authorized by INTEL in writing. INTEL shall not use the VLSI CONFIDENTIAL INFORMATION for any purpose other than as specifically authorized by VLSI under the TERMINATION AGREEMENT, or as otherwise authorized by VLSI in writing.

4.4 VLSI employees that have had access to the INTEL CORE or INTEL CORE interface specification will not work on any activity at VLSI, to create X86 DERIVATIVE products for a period of one (1) year after the Effective Date of this TERMINATION AGREEMENT. A list of these employees is included as Attachment B of this TERMINATION AGREEMENT.

4.5 The INTEL CONFIDENTIAL INFORMATION related to the INTEL CORE is will be returned to INTEL within thirty (30) days of the date of execution of this TERMINATION AGREEMENT.

4.6 The INTEL CONFIDENTIAL INFORMATION shall be subject to the provisions in ATTACHMENT "A".

4.7 The PARTIES affirm that the terms in Sections 4.8, 4.9 and 4.10 were adhered to under the PIA AGREEMENT, and will remain in effect under the TERMINATION AGREEMENT.

4.8 With respect to the INTEL CONFIDENTIAL INFORMATION or the VLSI CONFIDENTIAL INFORMATION when such is disclosed in writing, including such CONFIDENTIAL


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     INFORMATION recorded in an electronic medium such as a tape or disk, and accepted, such writing will state the date of disclosure, that the CONFIDENTIAL INFORMATION contained therein is confidential and that it is being disclosed pursuant to this AGREEMENT, and will contain an appropriate legend, such as, "INTEL CONFIDENTIAL" or "VLSI CONFIDENTIAL", as the case may be.

4.9 At the disclosing PARTY'S request, the receiving PARTY shall (i) return to the disclosing PARTY the original and all copies of the CONFIDENTIAL INFORMATION provided by the disclosing PARTY and (ii) have one of its officers certify in writing to the disclosing PARTY that it will not make any further use of such CONFIDENTIAL INFORMATION, and specifically that the receiving PARTY will not manufacture or have manufactured for it any POLAR(TM) IPC or X86 DERIVATIVES incorporating the disclosing PARTY'S CONFIDENTIAL INFORMATION, or (iii) at the disclosing PARTY'S option, destroy such CONFIDENTIAL INFORMATION.

4.10. The INTEL CONFIDENTIAL INFORMATION related to the INTEL CORE is highly confidential and proprietary INTEL information. This INTEL CONFIDENTIAL INFORMATION is provided to VLSI to create useful versions of the INTEL CORE, including the INTEL CORE netlist and behavioral model, and shall be subject to specific controls established to limit access to the INTEL CORE in whatever form.

     4.10.1 The INTEL CORE shall be accessible only to VLSI employees within PCD who have a need to know. The VLSI employees having access to the INTEL CORE shall be named and this list shall be maintained by VLSI'S TECHNICAL COORDINATOR. These employees shall sign agreements with VLSI establishing that they will not work on any activity while at VLSI, or for any other PARTY, for a period of one (1) year, that relates to work in the design, development, or manufacture of X86 DERIVATIVES.

     4.10.2 In no circumstances may the INTEL CORE be made available to third parties without INTEL'S prior written permission, except as embodied in a POLAR(TM) CHIP SET.

     4.10.3 The INTEL CORE shall be available only within VLSI PCD in Tempe, Arizona. VLSI shall maintain a log of all authorized copies of the INTEL CORE. The VLSI TECHNICAL COORDINATOR shall be responsible to maintain this log. This log shall be made available to INTEL at any time upon INTEL'S request. VLSI shall maintain all copies of the INTEL CORE under secured means, including locked files or areas providing restricted access.

     4.10.4 VLSI shall make no copies of any tangible media containing any INTEL CORE CONFIDENTIAL INFORMATION. If additional copies are required, the TECHNICAL COORDINATOR shall request in writing a stated number of copies from the INTEL TECHNICAL COORDINATOR.

     4.10.5 INTEL may perform an audit, at least annually, to insure that the INTEL CORE CONFIDENTIAL INFORMATION is being protected in accordance with the terms of this AGREEMENT.

     4.10.6 The requirements in this Section 4.10 remain the responsibility of VLSI who shall establish its own security procedures and audits to insure compliance with these provisions. VLSI shall notify INTEL whenever VLSI has determined that INTEL CORE CONFIDENTIAL INFORMATION has been lost or stolen, and shall take all reasonable efforts to locate and recover these materials. Annually, VLSI shall reasonably permit INTEL to audit its compliance to the provisions in this Section

5.0.  MUTUAL RELEASE

Each party agrees to fully release, waive and discharge the other party and its officers, directors, employees and SUBSIDIARIES from any and all claims of any kind or nature, known or unknown, including any claim for attorneys' fees and costs which it may have now or in the future which arises out of the express terms of the PIA AGREEMENT, except for enforcement of Section 4, CONFIDENTIAL INFORMATION, of this

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TERMINATION AGREEMENT. Further the parties agree to expressly waive and relinquish all rights and benefits afforded by Section 1542 of the Civil Code of the State of California which states as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

6.0.  COVENANT NOT TO SUE

The parties recognize that each party may independently develop new products which are intended to compete with products which have been discussed and developed under the previous agreement. The parties agree and covenant not to sue the other party on any claim by that party relating to any new product which uses the functions and specifications contained in POLAR(TM) product, and any know-how or trade secrets retained in the skills and knowledge of employees that were obtained during the PIA AGREEMENT. Notwithstanding the foregoing provisions of this Section 6, no license to any patents and copyrights of the other party are granted directly or indirectly, or by implication, estoppel or otherwise.

7.0.  GENERAL

7.1. The validity, performance and construction of this TERMINATION AGREEMENT shall be governed by the laws of the State of California, USA (excluding its conflict of laws provisions). Santa Clara County, California shall be the appropriate venue and jurisdiction for the resolution of disputes hereunder.

7.2. The prevailing party in any legal action arising out of, or related to this TERMINATION AGREEMENT shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses incurred in such action, including court costs and reasonable attorney's fees.

7.3. All notices or communications to be given under this TERMINATION AGREEMENT shall be in writing and shall be deemed delivered upon hand delivery, upon acknowledged telex or facsimile communication, or three (3) days after deposit in the United States mail, postage prepaid, by certified, registered or first class mail, addressed to the parties at their addresses set forth above.

7.4. In the event that any provision of this TERMINATION AGREEMENT is prohibited by any law governing its construction, performance or enforcement, such provision shall be ineffective to the extent of such prohibition without invalidating thereby any of the remaining provisions of the TERMINATION AGREEMENT. The captions of sections herein are intended for convenience only, and the same shall not be interpretive of the content of such section.

7.5. This TERMINATION AGREEMENT settles all differences between the parties with respect to the subject matter generally described herein and shall not in any way be construed as an admission by either party.

7.6. Except as provided in Section 6.0, COVENANT NOT TO SUE, INTEL shall retain, and does not relinquish, rights to claims for infringement of INTEL'S patents, copyrights, masks works, and trade secrets for any activities conducted by VLSI or its customers. Except for functional imitations of INTEL products, INTEL agrees to notify VLSI first regarding any other issues or legal claims, and attempt to resolve the situation.

7.7. EXCEPT FOR MISAPPROPRIATION OR MISUSE OF CONFIDENTIAL INFORMATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL OR CONSEQUENTIAL OR EXEMPLARY DAMAGES TO THE OTHER PARTY, TO ANY CUSTOMER OF THE OTHER PARTY OR ANY THIRD PARTY FOR DAMAGES ARISING OUT OF OR CONNECTED WITH THE DELIVERY, USE OR PERFORMANCE OF THE PRODUCTS, OR OTHER ACTIVITY OR BREACH OF ITS OBLIGATIONS TO THE OTHER PARTY UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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      HOWEVER, THIS SECTION 7.7 SHALL NOT LIMIT EITHER PARTY'S RIGHT TO COLLECT
      ANY AMOUNTS OTHERWISE DUE UNDER THE TERMS OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

7.8. This TERMINATION AGREEMENT sets forth the entire agreement and understanding between the parties regarding the termination of the PIA AGREEMENT and fully supersedes all prior agreements and understandings, both written and oral, regarding these subjects.

ACCEPTED & AGREED:

VLSI TECHNOLOGY, INC.                             INTEL CORPORATION

By:   /s/  Thomas F. Mulvaney                     By:     /s/  Stephen P. Nachtsheim
   _______________________________________          ______________________________________
   signature of authorized representative           signature of authorized representative

               Thomas F. Mulvaney                          Stephen P. Nachtsheim
__________________________________________        ________________________________________
printed name                                      printed name

         Vice President and Secretary                       Vice President & G.M.
__________________________________________        ________________________________________
title                                             title

                 7 November 1994                                November 9, 1994
__________________________________________        _________________________________________
date                                               date

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ATTACHMENT "A"

SECURITY PROVISIONS WITHIN VLSI PCD REGARDING INTEL CONFIDENTIAL INFORMATION

VLSI'S Personal Computer Division ("PCD") is the operating unit responsible for the development and marketing of products for the PIA market. During the term of the PIA AGREEMENT and this TERMINATION AGREEMENT, PCD will receive access to certain Intel Confidential and Trade secret Information relating to but not limited to the following:

     1.  Intel's 386 CPU Core

     2.  Intel's 650 Process Design Rules

During the term of the PIA AGREEMENT additional CONFIDENTIAL INFORMATION regarding the PIA market and associated products has been generated jointly by Intel and VLSI.

Documents (hard copy or electronic media) being transferred from Intel to VLSI or from VLSI to Intel will be reviewed by the Intel and VLSI Technical Coordinators and will be classified according to the policy outline in VLSI'S Information Security Classification Policy #00-00046. INTEL documents will be classified as "RESTRICTED CONFIDENTIAL" or "REGISTERED CONFIDENTIAL". Documents which are subsequently generated and reference or incorporate information contained within a RESTRICTED CONFIDENTIAL or REGISTERED CONFIDENTIAL document will carry the same classification as the source or referenced document.

Intel documents classified as RESTRICTED CONFIDENTIAL will be marked as RESTRICTED CONFIDENTIAL INFORMATION and treated in the same manner as VLSI RESTRICTED CONFIDENTIAL INFORMATION.

RESTRICTED CONFIDENTIAL INFORMATION will be made generally available to PCD employees. These documents will not be made available to other VLSI divisions but will be made available to VLSI Corporate management as required. PCD's CONFIDENTIAL INFORMATION Manager (CIM) will be responsible for determining who will be given access to RESTRICTED CONFIDENTIAL INFORMATION.

Intel documents classified as REGISTERED CONFIDENTIAL will be marked as REGISTERED CONFIDENTIAL INFORMATION and treated in the same manner as VLSI REGISTERED CONFIDENTIAL INFORMATION. Examples of Intel REGISTERED CONFIDENTIAL INFORMATION are:

          Intel's 386 CPU Core Design
          Intel's 386 CPU Test Vectors
          Intel's 0.8 micron 650 Process Design Rules

REGISTERED CONFIDENTIAL INFORMATION will be made available to only those PCD employees with a need to know. Any Intel REGISTERED CONFIDENTIAL INFORMATION needed by other VLSI organizations or Compass will only be disclosed between that organization and Intel. Intel will be responsible for informing the PCD Technical Coordinator when any such disclosure is made.

This attachment outlines the methods for protecting the above mentioned Intel RESTRICTED CONFIDENTIAL and REGISTERED CONFIDENTIAL INFORMATION. It is expected that Intel will institute similar policies and procedures for protecting VLSI RESTRICTED CONFIDENTIAL and REGISTERED CONFIDENTIAL INFORMATION.

I.  Controlled Access

     REGISTERED CONFIDENTIAL INFORMATION will be released only to PCD employees with a need to know.

     The "REGISTERED CONFIDENTIAL Control Roster" will contain the list of employees who have been given access authorization rights to the REGISTERED CONFIDENTIAL INFORMATION.

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

     The employee will not make copies of the REGISTERED CONFIDENTIAL documents or files.

     Employees will keep RESTRICTED CONFIDENTIAL and REGISTERED CONFIDENTIAL INFORMATION documents in a locked enclosure when not being used.

     The REGISTERED CONFIDENTIAL INFORMATION received by the employee is not to be taken out of a PCD facility.

     The PCD CIM will perform periodic non-scheduled audits to confirm proper compliance to the established security procedures.

     If an individual leaves PCD (terminates or transfers), the employee will be required to surrender all REGISTERED CONFIDENTIAL and RESTRICTED CONFIDENTIAL INFORMATION prior to being exited from PCD.

II.  DOCUMENT CONTROL

The REGISTERED CONFIDENTIAL and RESTRICTED CONFIDENTIAL INFORMATION will be physically protected by PCD using security measures to ensure that the information is not accessible to individuals and organizations outside PCD.

Intel specific REGISTERED CONFIDENTIAL and RESTRICTED CONFIDENTIAL INFORMATION with the Document Control Room will be maintained in separate locked storage containers and willed be marked accordingly.

The Document Control Room will only be accessible by the PCD CIM and his designated representatives (Authorized Employees).

Only Authorized Employees will be permitted to make copies of RESTRICTED CONFIDENTIAL INFORMATION.

III.  ELECTRONIC DATABASES

     The Intel 386 CORE data will be located in a separate locked room with on an isolated computer that is not connected to a network or other external electronic means. Only individuals that are Authorized Employees will have access to the keys to the room and the log-in privilege to the computer. Removable media containing Intel 386 CORE data will be secured in locked containers in this secure room.

     The Computer will be maintained by an CIM Authorized Employee.

     Employees are not allowed to load personal software or data on the Computer.

     Employees are not allowed to make copies of REGISTERED CONFIDENTIAL or RESTRICTED CONFIDENTIAL INFORMATION and load such information on the Employee's personal computer equipment.

IV.  TRAINING

     All personnel in PCD will receive training in RESTRICTED CONFIDENTIAL INFORMATION security procedures upon their assignment to the PCD.

     VLSI personnel outside of PCD with access to RESTRICTED CONFIDENTIAL INFORMATION, trade secrets or market information will be required to read the written PCD security policy, will sign a document acknowledging his obligation relative to RESTRICTED CONFIDENTIAL INFORMATION and attend a quarterly briefing by the CIM.

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

ATTACHMENT "B"

List of VLSI employees who had access to INTEL CORE or INTEL CORE interface specification during the development of Polar(TM) chips and who are employed at VLSI on the Effective Date.

EMPLOYEES NAME

[    *



               ]

[*] Text omitted -- CONFIDENTIAL TREATMENT REQUESTED -- Indicates text for which confidential treatment has been requested and that has been omitted and filed separately with the Commission.

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